CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the report of Breezer Ventures Inc. (the "Company"), on Form 10-Q for the quarter ending June 10, 2009, as filed with the Securities and Exchange Commission (the "Report"), I, Huaiqian Zhang, Chief Executive Officer of the Company, certify, pursuant to Sect 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sect 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Huaiqian Zhang

Huaiqian Zhang,

Chief Executive Officer/Chief Financial Officer

Dated: June 10, 2009